Exhibit 10.46

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 5th day of November, 2004, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated of November 5, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Credit Agreement”) among Monotype Imaging Holdings Corp., a Delaware corporation (“Parent”), Imaging Acquisition Corporation, a Delaware corporation (“Newco”), Agfa Monotype Corporation (now known as Monotype Imaging, Inc.), a Delaware corporation (“Monotype”), and International Typeface Corporation, a New York corporation (“Typeface”), the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group, that certain Security Agreement dated as of November 5, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group, this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all extensions, modifications and renewals of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	MONOTYPE IMAGING HOLDINGS CORP., a Delaware corporation, as a Grantor

	By:	/s/ A. Bruce Johnston
	Name:	A. Bruce Johnston
	Title:	Vice President

IMAGING ACQUISITION CORPORATION, a Delaware corporation, as a Grantor

	By:	/s/ A. Bruce Johnston
	Name:	A. Bruce Johnston
	Title:	Vice President

MONOTYPE IMAGING, INC. (f/k/a Agfa Monotype Corporation), a Delaware corporation, as a Grantor

	By:	/s/ A. Bruce Johnston
	Name:	A. Bruce Johnston
	Title:	Vice President

INTERNATIONAL TYPEFACE CORPORATION, a New York corporation, as a Grantor

	By:	/s/ A. Bruce Johnston
	Name:	A. Bruce Johnston
	Title:	Vice President

TRADEMARK SECURITY AGREEMENT

AGENT:	D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, as Agent

		By:	D. B. Zwirn Partners, LLC,
its general partner

			By:	Zwirn Holdings, LLC,
its managing member

	By:	/s/ Daniel B. Zwirn
	Name:	Daniel B. Zwirn
	Title:	Managing Member

TRADEMARK SECURITY AGREEMENT